                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          __________________________

                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) - November 28, 2000

                          __________________________

                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)


Maryland                               1-11437               52-1893632
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)

6801 Rockledge Drive, Bethesda, Maryland                     20817
(Address of principal executive offices)                     (Zip Code)

                                (301) 897-6000
             (Registrant's telephone number, including area code)

                         ____________________________

                                Not Applicable
            (Former name or address, if changed since last report)

________________________________________________________________________________

Item 5.  Other Events

     On November 27, 2000 the Corporation announced that it had completed the sale of its Aerospace Electronics Systems businesses to BAE SYSTEMS North America Inc., a wholly owned subsidiary of BAE SYSTEMS, plc, Farnborough, England, for $1.67 billion in cash.

     In addition, the Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release dated November 28, 2000. A copy of the press release is attached as Exhibit 99.1 to this Form and is incorporated herein by reference. The press release reports on the Corporation's commencement of debt tender offers.

Item 7.   Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------

     99.1    Lockheed Martin Corporation Press Release dated November 28, 2000.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LOCKHEED MARTIN CORPORATION


                                    /s/ Marian S. Block
                                    ---------------------------------------
                                    Marian S. Block
                                    Vice President and Associate General Counsel